EXHIBIT NO. 24

LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer, or both, of Chemical Financial Corporation, does hereby appoint David B. Ramaker and Lori A. Gwizdala, or either of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Chemical Financial Corporation on Form 10-K for its fiscal year ended December 31, 2010, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Dated: December 10, 2010	/s/ Gary E. Anderson
(signature)

Gary E. Anderson
(type or print name)

LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer, or both, of Chemical Financial Corporation, does hereby appoint David B. Ramaker and Lori A. Gwizdala, or either of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Chemical Financial Corporation on Form 10-K for its fiscal year ended December 31, 2010, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Dated: December 28, 2010	/s/ J. Daniel Bernson
(signature)

J. Daniel Bernson
(type or print name)

LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer, or both, of Chemical Financial Corporation, does hereby appoint David B. Ramaker and Lori A. Gwizdala, or either of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Chemical Financial Corporation on Form 10-K for its fiscal year ended December 31, 2010, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Dated: December 27, 2010	/s/ Nancy Bowman
(signature)

Nancy Bowman
(type or print name)

LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer, or both, of Chemical Financial Corporation, does hereby appoint David B. Ramaker and Lori A. Gwizdala, or either of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Chemical Financial Corporation on Form 10-K for its fiscal year ended December 31, 2010, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Dated: December 13, 2010	/s/ James A. Currie
(signature)

James A. Currie
(type or print name)

LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer, or both, of Chemical Financial Corporation, does hereby appoint David B. Ramaker and Lori A. Gwizdala, or either of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Chemical Financial Corporation on Form 10-K for its fiscal year ended December 31, 2010, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Dated: December 8, 2010	/s/ James R. Fitterling
(signature)

James R. Fitterling
(type or print name)

LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer, or both, of Chemical Financial Corporation, does hereby appoint David B. Ramaker and Lori A. Gwizdala, or either of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Chemical Financial Corporation on Form 10-K for its fiscal year ended December 31, 2010, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Dated: December 15, 2010	/s/ Thomas T. Huff
(signature)

Thomas T. Huff
(type or print name)

LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer, or both, of Chemical Financial Corporation, does hereby appoint David B. Ramaker and Lori A. Gwizdala, or either of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Chemical Financial Corporation on Form 10-K for its fiscal year ended December 31, 2010, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Dated: December 31, 2010	/s/ Michael T. Laethem
(signature)

Michael T. Laethem
(type or print name)

LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer, or both, of Chemical Financial Corporation, does hereby appoint David B. Ramaker and Lori A. Gwizdala, or either of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Chemical Financial Corporation on Form 10-K for its fiscal year ended December 31, 2010, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Dated: December 22, 2010	/s/ James B. Meyer
(signature)

James B. Meyer
(type or print name)

LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer, or both, of Chemical Financial Corporation, does hereby appoint David B. Ramaker and Lori A. Gwizdala, or either of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Chemical Financial Corporation on Form 10-K for its fiscal year ended December 31, 2010, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Dated: December 12, 2010	/s/ Terence F. Moore
(signature)

Terence F. Moore
(type or print name)

LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer, or both, of Chemical Financial Corporation, does hereby appoint David B. Ramaker and Lori A. Gwizdala, or either of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Chemical Financial Corporation on Form 10-K for its fiscal year ended December 31, 2010, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Dated: December 13, 2010	/s/ Aloysius J. Oliver
(signature)

Aloysius J. Oliver
(type or print name)

LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer, or both, of Chemical Financial Corporation, does hereby appoint David B. Ramaker and Lori A. Gwizdala, or either of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Chemical Financial Corporation on Form 10-K for its fiscal year ended December 31, 2010, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Dated: December 7, 2010	/s/ Grace O. Shearer
(signature)

Grace O. Shearer
(type or print name)

LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer, or both, of Chemical Financial Corporation, does hereby appoint David B. Ramaker and Lori A. Gwizdala, or either of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Chemical Financial Corporation on Form 10-K for its fiscal year ended December 31, 2010, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Dated: December 10, 2010	/s/ Larry D. Stauffer
(signature)

Larry D. Stauffer
(type or print name)

LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer, or both, of Chemical Financial Corporation, does hereby appoint David B. Ramaker and Lori A. Gwizdala, or either of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Chemical Financial Corporation on Form 10-K for its fiscal year ended December 31, 2010, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Dated: October 13, 2010	/s/ William S. Stavropoulos
(signature)

William S. Stavropoulos
(type or print name)

LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer, or both, of Chemical Financial Corporation, does hereby appoint David B. Ramaker and Lori A. Gwizdala, or either of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Chemical Financial Corporation on Form 10-K for its fiscal year ended December 31, 2010, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Dated: December 18, 2010	/s/ Franklin C. Wheatlake
(signature)

Franklin C. Wheatlake
(type or print name)